UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2023

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 29, 2023, WiSA Technologies, Inc., a Delaware corporation (the “Company”), consummated its previously reported offering with certain institutional investors, in which which the Company issued and sold to such investors (i) in a registered direct offering, 837,209 shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”), of the Company and (ii) in a concurrent private placement, common stock purchase warrants (the “Private Placement Warrants”), exercisable for an aggregate of up to 1,674,418 shares of Common Stock, at an exercise price of $1.91 per share of Common Stock pursuant to that certain securities purchase agreement, dated March 27, 2023 (the “Purchase Agreement”), among the Company and such institutional investors.

The Company received net combined proceeds of approximately $1.5 million, after deducting fees payable to the financial advisor and other the estimated offering expenses payable by us. This estimate excludes the proceeds, if any, from the exercise of the Private Placement Warrants. If all of the Private Placement Warrants were exercised for cash, we would receive additional net proceeds of approximately $3.2 million. We cannot predict when or if these Private Placement Warrants will be exercised. It is possible that these Private Placement Warrants may never be exercised.

We cannot predict with certainty all the uses for the net proceeds to be received upon the completion of this offering. We intend to use a portion of the net proceeds of this offering to partially or fully repay the senior secured convertible note issued to an institutional investor (the “August Investor”) on August 15, 2022, as amended (the “Convertible Note”); however, we have not finalized such repayment terms, which may include payment in cash, stock, or some combination thereof. We intend to use the remainder of the net proceeds for working capital, capital expenditures, product development, and other general corporate purposes, including investments in sales and marketing in the United States and internationally. We have not allocated specific amounts of net proceeds for any of these purposes. We are required, pursuant to the terms of that certain securities purchase agreement, dated August 15, 2022, by and between the Company and the August Investor, to direct at least 20% of the gross proceeds of this offering to repay a portion of the Convertible Note.

The securities issued in the registered direct offering were offered pursuant to the Company’s shelf registration statement on Form S-3 (File 333-267211) (the “Shelf Registration Statement”), initially filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on September 1, 2022 and declared effective on September 13, 2022.

The Private Placement Warrants (and the shares of Common Stock issuable upon the exercise of the Private Placement Warrants) were not registered under the Securities Act, and were offered pursuant to an exemption from the registration requirements of the Securities Act provided in Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder. The Private Placement Warrants are immediately exercisable upon issuance, will expire five years from the date of issuance, and in certain circumstances may be exercised on a cashless basis.

The foregoing does not purport to be a complete description of each of the Private Placement Warrants and Purchase Agreement, and is qualified in its entirety by reference to the full text of each of such document, which are filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

Sullivan & Worcester LLP, counsel to the Company, delivered an opinion as to the validity of the Shares, a copy of which is attached to this Form 8-K as Exhibit 5.1 and is incorporated herein by reference.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The applicable information set forth in Item 1.01 of this Form 8-K with respect to the use of proceeds of the offering is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Form 8-K with respect to the issuance of Private Placement Warrants is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management, including, without limitation, the Company’s intended use of proceeds upon consummation of the offering. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including, among other things, general market conditions and the economic environment, our dependence upon timely delivery of products from our vendors and purchases from our partners and customers, interruptions or performance problems associated with technology and wireless technology, the presence of real or perceived errors, failures or bugs in our modules, our ability to protect out intellectual property, and those other risks that may be included in the periodic reports and other filings that the Company files from time to time with the SEC, which may cause the Company’s actual results, performance and achievements to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Private Placement Warrant.
5.1	Opinion of Sullivan & Worcester LLP dated March 29, 2023.
10.1	Form of Securities Purchase Agreement by and between the Company and certain institutional investors dated March 27, 2023.
23.1	Consent of Sullivan & Worcester LLP (contained in Exhibit 5.1 above).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2023	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Executive Officer